January 23, 2008

Forward-Looking Information
Please note that the following materials containing information regarding Capital One’s financial performance speak only as of the particular date or dates indicated in these materials. Capital One does not undertake any obligation to update or revise any of the information contained herein whether as a result of new information, future events or otherwise.
Certain statements in this presentation and other oral and written statements made by the Company from time to time, are forward-looking statements, including those that discuss strategies, goals, outlook or other non-historical matters; projections, revenues, income, returns, earnings per share or other financial measures for Capital One and/or discuss the assumptions that underlie these projections, including future financial and operating results, and the company’s plans, objectives, expectations and intentions. To the extent that any such information is forward-looking, it is intended to fit within the safe harbor for forward-looking information provided by the Private Securities Litigation Reform Act of 1995. Numerous factors could cause our actual results to differ materially from those described in forward-looking statements, including, among other things: general economic and business conditions in the U.S. and or the UK, including conditions affecting consumer income, spending and repayments, changes in the credit environment in the U.S. and or the UK, including an increase or decrease in credit losses, changes in the interest rate environment; continued intense competition from numerous providers of products and services that compete with our businesses; financial, legal, regulatory or accounting changes or actions; changes in our aggregate accounts or consumer loan balances and the growth rate and composition thereof; the amount of deposit growth; changes in the reputation of the credit card industry and/or the company with respect to practices and products; the risk that Capital One’s acquired businesses will not be integrated successfully; the risk that synergies from such acquisitions may not be fully realized or may take longer to realize than expected; disruption from the acquisitions making it more difficult to maintain relationships with customers, employees or suppliers; the risk that the benefits of the Company’s restructuring initiative, including cost savings, may not be fully realized; our ability to access the capital markets at attractive rates and terms to fund our operations and future growth;
losses associated with new products or services; the company’s ability to execute on its strategic and operational plans; any significant disruption in our operations or technology platform; our ability to effectively control our costs; the success of marketing efforts; our ability to recruit and retain experienced management personnel; changes in the labor market; general economic conditions in the mortgage industry; and other factors listed from time to time in reports we file with the Securities and Exchange Commission (the “SEC”), including, but not limited to, factors set forth under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2006, and our Quarterly Reports on Forms 10-Q
and 10-Q/A for the quarters ended March 31, 2007, June 30, 2007 and September 30, 2007.  You should carefully consider the factors discussed above in evaluating these forward-looking statements. All information in these slides is based on the consolidated results of Capital One Financial
Corporation. A reconciliation of any non-GAAP financial measures included in this presentation can be found in the Company’s most recent Form
10-K concerning annual financial results, available on the Company’s website at www.capitalone.com in Investor Relations under “About Capital
One.”
Forward looking statements

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Capital One | fourth quarter 2007 results

•
Diluted EPS of $0.60 in quarter, and $3.97 for full year 2007
– EPS from continuing operations of $0.85 in quarter, and $6.55 for 2007
•
We’re acting decisively to manage the company effectively in the face of cyclical economic headwinds
Pulling back on growth
Managing credit with insights & experience from prior economic downturns
Increasing intensity of cost restructuring and operating efficiency efforts
Building revenues
Managing capital with discipline and returning excess capital to shareholders
•
We remain confident that our strong balance sheet and resilient businesses will enable us to successfully navigate an economic downturn, and will be poised for above-average shareholder returns on the other side of the cycle
Fourth quarter 2007 highlights

Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07

Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07

Capital One | fourth quarter 2007 results

0%
1%
2%
3%
4%
5%
6%
7%
8%
Credit metrics reflect weakening in the U.S. economy
0%
1%
2%
3%
4%
5%
6%
7%
8%
Monthly Managed
Net Charge-off Rate
Monthly Managed Delinquency
and Non-Performing Loan Rate
Bankruptcy
Filing Spike
National Lending
Local Banking
Local Banking:
Non performing loans
as % of loans HFI
National Lending
30+ Delinquency Rate
Q407:
4.73%
Q407:
0.28%
5.17%
0.41%

We’re taking action to strengthen resiliency and sustain the strong financial returns of our US Card business
3.82%
3.99%
3.73%
3.39%
4.13%
5.40%
3.74%
3.53%
3.48%
3.41%
4.46%
4.95%
0%
1%
2%
3%
4%
5%
6%
Q306 Q406 Q107 Q207 Q307 Q407
Credit Risk Metrics
(1) Based on internal allocations of consolidated results
Managed 30+
Delinquency Rate
Managed Net
Charge-off Rate
Highlights
Q407 NIAT of $522 million, up 55% from Q406
- Revenues up 27%
- Expenses down 10%
- Provision up 65%
• Charge-off and delinquency rates increased from Q406
and Q307
- Charge-off normalization and economic weakening
- Exacerbated by prime revolver pull back, as well as pricing and fee moves in Q2, Q3
- Expect charge-off rate in mid-6%s in the first half of 2008
• Revenue margin peaked at 20% in Q407, moving to
high-teens throughout 2008
• Return on allocated capital well above 40% in 2007,
despite higher credit costs
• Lessons from prior cyclical challenges inform current
actions
-
Maintaining low lines and targeted product structures for
riskier parts of the credit spectrum
-
Pulling back on growth with prudent underwriting and
marketing
-
Ramping up collections intensity early in cycle
-
Increasing process and operating efficiency efforts
Net Income After Tax
(1)
($M)
$461.6
$337.2
$495.3
$538.3
$560.8
$521.9
$0
$200
$400
$600
Q306 Q406 Q107 Q207 Q307 Q407

4.00%
3.56%
2.34%
2.85%
2.35%
2.29%
7.84%
7.15%
6.00%
4.64%
6.35%
5.18%
0%
1%
2%
3%
4%
5%
6%
7%
8%
Q306 Q406 Q107 Q207 Q307 Q407
Credit Risk Metrics
(1) Based on internal allocations of consolidated results
Managed Net
Charge-off Rate
Managed 30+
Delinquency Rate
Actions
• Scaled back dealer prime
– Much smaller network of dealers
– Focus on dealers with deeper relationships, better
credit and profitability performance
• Moving “upmarket” within subprime and prime
– Exiting bottom 25% of subprime originations
– Exiting “near prime”
– Significant improvement in credit characteristics,
with average FICO of prime originations 30 points
higher than Q406
• Increased pricing
– Reduction in supply enabled higher pricing, even
as credit characteristics of loans improved
• 2008 expectations
Further pull backs in current cyclical environment
Declining originations and loan balances
Further migration to higher quality loans within
prime and subprime originations
Improved financial returns
$35.3
$33.7
$44.4
$38.0
($3.8)
($112.4)
($120)
($80)
($40)
$0
$40
$80
$120
Q306 Q406 Q107 Q207 Q307 Q407
Net Income After Tax
(1)
($M)
We’re taking decisive actions to reposition our auto business for improved performance

4.19%
4.00% 3.98%
4.18%
3.89%
3.70%
3.29%
3.02%
2.93%
2.99%
2.97%
2.86%
0%
1%
2%
3%
4%
5%
6%
Q306 Q406 Q107 Q207 Q307 Q407
Global Financial Services posted solid loan growth and stable credit performance
Credit Risk Metrics
(1) Based on internal allocations of consolidated results
Managed Net
Charge-off Rate
Managed 30+
Delinquency Rate
Highlights
• Net income of $23.3 million
- Revenue up 16%
- Expenses down 7%
- Provision up 43%
- Includes $30 million pre-tax gain on sale of Spanish
Credit Card portfolio
• Risk metrics up modestly from Q307
– US portfolio experiencing same pressures as US Card
– UK credit outlook stable
• $29 billion in managed loans, up 9% from Q406
- Small business loans up 12%
- Installment Loans up 17%
- Canadian Credit Card loans up 27%
- Point-of-Sale originations up 9%
- Capital One Home Loans originations down 26%
- UK Card loans down 7%
$2.1
$74.8
$82.8
$118.4
$23.3
$107.2
$0
$20
$40
$60
$80
$100
$120
$140
Q306 Q406 Q107 Q207 Q307 Q407
Net Income After Tax
(1)
($M)

$0
$10
$20
$30
$40
$50
$60
$70
$80
$41.6
Local banking continues to make progress on integration
Deposit and Loan Portfolio
(2)
($B)
$111.8
$190.6
$144.8
$127.0
$160.9
$165.4
$0
$50
$100
$150
$200
Q306 Q406 Q107 Q207 Q307 Q407
Net Income After Tax
(1,2)
($M)
(1) Based on internal allocations of consolidated results
(2) 2006 Numbers based on pro-forma disclosures for combined NFB and COF; net of purchase accounting and integration expenses.
(3) Includes adjustment reflecting incorporation of float deposits.
Loans
Held for
Investment
Deposits³
Highlights
• NIAT of $111.8 million in Q407, down
$80M from Q307
- Revenues flat
- Expenses up 3%
• Deposits of $73.3 billion, up slightly from
Q307
- Expected re-investment by several large
customers
- Continued tough deposit competition
• Loans up modestly from Q307, excluding
the addition of Greenpoint loans
- Commercial and small business loans grew
- Expected paydowns in mortgage portfolio
• Integration on track; New bank leadership
team in place
$71.5 $73.2 $74.5
$47.9
$42.3
Q406 Q107 Q207 Q307
$74.5
$41.9
Q407 Q306
$73.04
$42.2
$73.3
$44.0

We have taken numerous actions to protect the business in the event of a cyclical downturn
• Pulled back on lending programs
– Tightened underwriting
– Increased pricing
• Remain cautious on loan growth, bullish on deposit growth
– Slowed asset growth, particularly in low resilience segments
– Resumed growth of direct deposits channels
• Increased focus on driving solid operating performance
– Increased collections and recoveries capacity
– Accelerated portions of cost restructuring initiative
• Expanded funding flexibility
– moved COAF to become a direct operating subsidiary of Capital One Bank, N.A.
– Extended committed conduit program from 1 year to 3 year renewal
• Managing to high end, or possibly above, our target TCE ratio of 5.5% to
6.0% for 2008

We continue to take actions to protect our business against a weakening economy
Income Statement Balance Sheet
• Maintaining high revenue
margin
• Taking out cost
• Provisioning for a weakening
economy
• Maintaining strong liquidity
• Enhancing already flexible
funding
• Growing capital levels with
expected increase in dividend

Our strong revenue margin, coupled with ongoing operating leverage, helps protect our P&L in an economic downturn
40%
45%
50%
55%
60%
Q107 Q207 Q307 Q407
Revenue
Margin
Efficiency
Ratio
8%
10%
12%
Q107 Q207 Q307 Q407

We have built allowance to reflect elevated loss estimates and continued economic weakness
• US Card: 109%
• Auto Finance: 46%
• GFS: 173%
• Local Banking: 94%
– Consumer: 75%
– Commercial: 103%
• GreenPoint: 276%
Allowance as % of
Reported Loans
Allowance as % of
Reported 30+
Delinquencies
(as of 12/31/07)
2.4%
2.9%
0%
1%
2%
3%
4%
Q406 Q107 Q207 Q307 Q407

We have strengthened our balance sheet to manage an
economic downturn
• $12B cash and unpledged
marketable securities
• $11B undrawn committed conduit
• $6B FHLB capacity
• Restructured legal entities to
ensure all businesses have access
to deposits
• Capacity to securitize credit cards
without accessing public markets
provides flexibility in issuance
• Ability to grow deposits across
multiple channels
Strong Liquidity Flexible Funding

We expect our portfolio to remain capital generative under a variety of economic scenarios
TCE target of
5.5% to 6.0%
Dividends and
share
repurchases
Capital
Generation
• Completed $771M of share repurchases in Q407 ($3B
buyback program complete)
• Board of Directors expected to declare 2008 dividend of about
25% of estimated earnings
• Share repurchases unlikely in first half of 2008 as we further build TCE ratios
• Ended 2007 with 5.8% ratio of tangible common equity to
tangible managed assets
• Expect to manage at high-end of, or possibly above, target range in 2008
• High margins with slower growth means increasing capital
• Stress testing using past recession scenarios suggests
capital generation can support TCE target and ongoing
capital return to shareholders

Expect sound operating metrics in 2008, despite continued credit headwinds
Commentary
Loan/Deposit
Growth
Cautious on loan growth; bullish on deposit growth
Revenue
Growth
Positive US Card yield trends in last few quarters
will moderate into 2008
Cost
Management
Capital
Management
~25% of estimated 2008 NIAT paid as dividend;
repurchases unlikely before second half of 2008
Credit
Expectations
Allowance at 12/31/07 consistent with $5.9B in
managed charge-offs for twelve months ending
12/31/08
2008 Outlook
Low single-digit growth
Mid- 40s efficiency ratio
Manage to the high end, or
possibly above, 5.5- 6.0% TCE
target
Continued economic weakness
At least $200M Y/Y OpEx reduction vs. 2007
Low single digits
Strong business performance and capital discipline will drive above-average shareholder returns on the other side of a cyclical downturn

16 Appendix

Managed Balance Sheet Highlights ($Millions)
2007 balance sheet and return metrics from Continuing
Operations
Q407/Q307 Change
Q407 Q307 Q406 $ %/bps
Total Deposits $ 82,990 $ 83,343 $ 85,771 $ (353) (0.4) %
Total Managed Loans Held for Investment 151,362 144,769 146,151 6,593 4.6
Tangible Assets 185,428 180,363 179,487 5,065 2.8
Tangible Common Equity 10,814 11,131 11,455 (317) (2.8)
Tangible Common Equity to Tangible Assets Ratio 5.83% 6.17% 6.38 % n/a (34) bps
Net Interest Margin 6.83% 6.67% 6.45 % n/a 16 bps
Revenue Margin 10.40 10.27 9.78 n/a 13
Return on Managed Assets 0.64 1.68 1.01 n/a (104)
Return on Equity 5.20 12.89 8.79 n/a (769)
Return on Tangible Equity 11.54 27.95 14.38 n/a (1,641)

($Millions except per share data)
Change
2007 2006 $ %/bps
Net Interest Income $ 11,019.8 $ 8,932.7 $ 2,087.1 23%
Non-Interest Income 5,765.8 4,907.3 858.5 17%
Total Revenue 16,785.6 13,840.0 2,945.6 21%
Net Charge-offs 4,162.0 3,158.1 1,003.9 32%
Allowance Build 783.0 164.1 618.9 377%
Other (107.0) (98.3) (8.7) n/a
Provision for Loan Losses 4,838.0 3,223.9 1,614.1 50%
Marketing Expenses 1,347.8 1,444.3 (96.5) (7) %
Restructuring Expenses 138.2 0.0 138.2
Operating Expenses 6,592.0 5,499.4 1,092.6 20%
Tax Rate 33.0% 33.9 % n/a (90) bps
Income from Continuing Operations, Net of Tax $ 2,591.7 $ 2,426.4 $ 165.3 7%
Loss from Discontinued Operations, Net of Tax (1,021.4) (11.9) (1,009.5)
Net Income $ 1,570.3 2,414.5 $ (844.2) (35) %
Shares Used to Compute Diluted EPS (MM) 395.5 317.0
Diluted EPS from Continuing Operations 6.55                 7.65
Diluted EPS from Discontinued Operations (2.58)                (0.03)
2007 managed income statement

Managed Income Statement Highlights ($Millions except per share data)
Fourth quarter 2007 managed income statement
Q407/Q307 Change
Q407 Q307 Q406 $ %/bps
Net Interest Income $ 3,000.5 $ 2,803.4 $ 2,339.1 $ 197.1 7%
Non-Interest Income 1,566.2 1,518.0 1,210.3 48.2 3
Total Revenue 4,566.7 4,321.4 3,549.4 245.3 6%
Net Charge-offs $ 1,296.2 $ 1,027.4 $ 927.5 $ 268.8 26%
Allowance Build 643.0 124.2 114.1 518.8 418
Other 1.1 (8.9) (43.5) 10.0 112
Provision for Loan Losses 1,940.3 1,142.7 998.1 797.6 70%
Marketing Expenses $ 358.2 $ 332.7 $ 395.4 25.5 8%
Restructuring Expenses 27.8 19.4 - 8.4 43
Operating Expenses 1,749.2 1,582.2 1,567.3 167.0 11
Tax Rate 34.5% 34.4% 31.6 % n/a 10 bps
Income from Continuing Operations, Net of Tax $ 321.6 $ 816.4 $ 402.6 $ (494.8) (61) %
Loss from Discontinued Operations, Net of Tax (95.0) (898.0) (11.9) 803.0 89
Net (Loss) Income 226.6 (81.6) 390.7 308.2 378
Shares Used to Compute Diluted EPS (MM) 378.4 390.8 343.8 n/a (3) %
Diluted EPS from Continuing Operations $ 0.85 $ 2.09 $ 1.17 $ (1.24) (59) %
Diluted EPS from Discontinued Operations (0.25) (2.30) (0.03) 2.05 89%

With the $643M build in Q407, our allowance for loan losses is consistent with $5.9B of managed charge offs in 2008
Charge-offs and Allowance for Loan Losses ($Millions)
1 : Based on Continuing Operations.
2 : Based on Total Company balance sheet.
Q407/Q307 Change
Q407 Q307
Q406
$ %/bps
Managed Net Charge-offs
1
$ 1,296.2 $ 1,027.4 $ 927.5 $ 268.8 26%
Allowance Build
1
643.0 124.2 114.1 518.8 418
Other
1
1.1 (8.9) (43.5) 10.0 n/a
Managed Provision for Loan Losses
1
1,940.3 1,142.7 998.1 797.6 70%
Reported Net Charge-off Rate
1
2.66 2.09 2.37 n/a 57 bps
Reported Loans
2
$ 101,805 $ 95,405 $ 96,512 $ 6,400 7%
Allowance for Loan Losses 2,963 2,320 2,180 643 28
Reported $30+ Day Delinquencies
2
3,721 3,077 2,648 644 21
Reported 30+ Delinquency Rate
2
3.66% 3.22% 2.74 % n/a 44 bps
2